®
®
© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
September 17, 2007
(All data as of 8/31/07)
Supplemental Portfolio Disclosure
EXHIBIT 99.2

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
© E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains certain projections or other forward-
looking statements regarding future events or the future
performance of the company. Various factors, including risks and uncertainties referred to in the 10Ks, 10Qs, and other reports
E*TRADE FINANCIAL Corporation periodically files with the SEC, could cause our actual results to differ materially from those indicated by our projections or other forward-looking statements.
No statement is a guarantee of our future performance and we disclaim any duty to update any data contained herein or any forward-looking statements.  Data contained herein are unaudited.
This presentation also contains disclosure of non-GAAP financial measures. A reconciliation of these financial measures to the most directly comparable GAAP financial measure can be found on the investor relations site at www.etrade.com.

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
This document includes updated disclosure on the mortgage loan, investment security, and funding sources of our balance sheet as of
August 31, 2007. E*TRADE FINANCIAL originally disclosed similar information on August 16, 2007, with data as of June 30, 2007.
* Certain numbers and percentages contained herein may not recalculate due to rounding
Introduction

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Executive Summary
Our conservative approach to credit and funds management is demonstrated by the following key points
First Lien Portfolio
As of August 31, 2007, the portfolio had a total unpaid principal balance of $17.0B and delinquent loans of $338MM, or 1.98%
$17.0B portfolio is supported by high FICOs, low LTVs, and private mortgage insurance
All loans with an 80% or higher LTV are protected by private mortgage insurance
Home Equity Portfolio
As of August 31, 2007, the portfolio had a total unpaid principal balance of $12.6B and delinquent loans of $349MM, or 2.78%
$9.4B, or 75%, of portfolio is to borrowers with FICOs of 700 and higher
$6.1B, or 48%, of portfolio has CLTV of 80% or lower
Investment Securities
$16.7B, or 92% of the Investment Securities portfolio is rated AAA or AA
$2.0B, or nearly 100% of the Corporate, Municipal and Preferred Stock portfolio are rated AAA or AA
$2.7B, or 82%, of the Asset-Backed portfolio is rated A or higher

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
Balance Sheet Funding Sources
Consistent and growing base of retail customer cash
Thrift charter provides access to FHLB - $13B of additional borrowing capacity
$250MM of undrawn committed senior secured revolving credit facility
$432MM of Free Cash
(1)
as of June 30, 2007
No material changes to date with respect to wholesale funding availability, pricing or margin, including repurchase agreements
Executive Summary (continued)

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
August 31, 2007
Ending Period Interest Earning Assets
$61.1B
Loans
$40.2B
Securities
$18.2B
Avg. Rating: AA (92% AA-AAA)
Consumer: $2.7B
(Includes marine, RV)
Avg. FICO: 733
Mortgage: $29.6B
Avg. FICO: 735
DTI: 36%
CLTV: 73%
Margin: $7.9B
MBS: $12.9B
Agency
Avg. Rating: AAA
ABS: $3.3B
82% A or better
97% BBB or better
Avg. Rating A
1st Lien (1-4 family): $17.0B
Avg. FICO: 738
DTI: 36%
CLTV: 69%
2nd Lien (HEIL & HELOC): $12.6B
Avg. FICO: 731
DTI: 36%
CLTV: 79%
Corp/Muni/Pfd: $2.0B
Avg. Rating: AA
Interest-Earning Assets Composition
NOTE:    Loan balances are shown based on UPB, and securities are shown at amortized cost basis.  Numbers may not add due to rounding.

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
First Lien Mortgage Loan Distribution by FICO
and LTV
FICO
12
0.1%
0
0.0%
0
0.0%
8
0.0%
4
0.0%
<620
574
3.4%
31
0.2%
17
0.1%
278
1.6%
248
1.5%
659-620
1,063
6.2%
30
0.2%
31
0.2%
584
3.4%
418
2.5%
679-660
11,320
66.4%
141
0.8%
122
0.7%
6,079
35.7%
4,978
29.2%
>=720
294
1.7%
44
0.3%
48
0.3%
>90%
1,762
10.3%
40
0.2%
1,038
6.1%
640
3.8%
699-680
LTV
719-700 Total
<70%
909
5.3%
7,197
42.2%
70% - 80%
1,318
7.7%
9,305
54.6%
80% - 90%
41
0.2%
251
1.5%
Total
2,316
13.6%
17,047
100.0%
* Averages based upon 2006 engagement  trends
(Unpaid principal
balances, $ in MM)
$17.0B portfolio is supported by high FICOs, low LTVs, and private mortgage insurance
$545MM of loans with an 80% or higher LTV are protected by private mortgage insurance

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
First Lien Delinquent Loan Distribution –
Traditional Method
(Unpaid principal
balances, $ in MM )
FICO
1
0.3%
0
0.0%
0
0.0%
0
0.1%
1
0.2%
<620
39
11.6%
4
1.1%
2
0.7%
20
5.9%
13
3.9%
659-620
55
16.2%
4
1.1%
4
1.2%
32
9.6%
15
4.4%
679-660
138
40.8%
5
1.4%
4
1.0%
87
25.8%
42
12.6%
>=720
17
4.9%
2
0.6%
2
0.7%
>90%
55
16.2%
2
0.7%
40
11.7%
11
3.3%
699-680
LTV
719-700 Total
<70%
12
3.4%
94
27.7%
70% - 80%
33
9.8%
212
62.8%
80% - 90%
3
1.0%
15
4.6%
Total
50
14.9%
338
100.0%

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
First Lien Portfolio Attributes
Vintage
0%
10%
20%
30%
40%
<=2003 2004 2005 2006 2007
Occupancy Type
0%
20%
40%
60%
80%
100%
Owner Occupied 2nd Home / Vacation Investor
Documentation Type
0%
20%
40%
60%
Full / Alt Doc SIVA SISA NINA
Geographic Concentration by MSA - Top 10
0%
2%
4%
6%
8%
10%
12%
14%
LA SF NYC Wash DC San Jose San Diego Chi Riverside Phx Den

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Home Equity Loan Distribution by FICO and CLTV
(Unpaid principal
balances, $ in MM )
$9.4B, or 75%, of portfolio to borrowers with FICOs of 700 and higher
$6.1B, or 48%, of portfolio with CLTV of 80% or lower
FICO
18
0.1%
0
0.0%
2
0.0%
3
0.0%
13
0.1%
<620
616
4.8%
132
1.0%
238
1.9%
117
0.9%
129
1.0%
659-620
816
6.5%
215
1.7%
311
2.5%
128
1.0%
162
1.3%
679-660
7,374
58.8%
1,283
10.2%
2,076
16.5%
1,277
10.2%
2,738
21.9%
>=720
2,475
19.7%
385
3.1%
460
3.7%
>90%
1,753
13.9%
684
5.4%
316
2.5%
368
2.9%
699-680
CLTV
719-700 Total
<70%
451
3.6%
3,861
30.8%
70% - 80%
365
2.9%
2,206
17.5%
80% - 90%
719
5.7%
4,030
32.0%
Total
1,995
15.9%
12,572
100.0%

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Home Equity Delinquent Loan Distribution –
Traditional Method
(Unpaid principal
balances, $ in MM )
FICO
1
0.3%
0
0.0%
0
0.0%
0
0.0%
1
0.3%
<620
57
16.3%
16
4.6%
28
8.0%
8
2.3%
5
1.4%
659-620
53
15.3%
25
7.3%
20
5.7%
5
1.4%
3
0.9%
679-660
101
28.9%
49
14.0%
35
10.0%
10
2.9%
7
2.0%
>=720
156
44.8%
33
9.5%
33
9.4%
>90%
71
20.3%
26
7.4%
6
1.7%
6
1.7%
699-680
CLTV
719-700 Total
<70%
3
0.9%
25
7.2%
70% - 80%
8
2.3%
37
10.6%
80% - 90%
22
6.3%
131
37.4%
Total
66
18.9%
349
100.0%

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Home Equity Portfolio Attributes
Vintage
0%
10%
20%
30%
40%
50%
<=2003 2004 2005 2006 2007
Occupancy Type
0%
20%
40%
60%
80%
100%
Owner Occupied 2nd Home / Vacation Investor
Documentation Type
0%
10%
20%
30%
40%
50%
Full / Alt Doc Stated Income Preferred
Geographic Concentration by MSA - Top 10
0%
2%
4%
6%
8%
10%
NYC LA SF Wash DC Phx Miami Boston San Diego Riverside Chi

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
We look first to the credit quality of a borrower, as indicated by FICO and similar measures, for repayment of a loan.  Should a loan become delinquent, realized future losses will be dependent on a number of factors including, but not limited to, cure rates
(2)
, local real
estate dynamics and resulting loan-to-value (LTV)
The traditional method, as shown on previous pages, categorizes the entire loan balance at the highest dollar LTV
The Principal at Risk (PAR) method is an internal approach that we believe more appropriately depicts the unpaid principal balance by tranching it against the supporting collateral value at time of origination
The following example demonstrates how a $45,000 home equity loan classified under the traditional method at a 95% CLTV can be tranched to several PAR LTV thresholds under the PAR method
Principal at Risk (PAR) Method vs. Traditional
Method

14 © 2007 E*TRADE FINANCIAL Corp. All rights reserved. This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission.

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
First Lien Loan Distribution – PAR Method
FICO
12
0.1%
0
0.0%
0
0.0%
0
0.0%
12
0.1%
<620
574
3.4%
1
0.0%
5
0.0%
32
0.2%
536
3.1%
659-620
1,063
6.2%
2
0.0%
6
0.0%
62
0.4%
993
5.8%
679-660
11,320
66.4%
10
0.1%
24
0.1%
617
3.6%
10,669
62.6%
>=720
18
0.1%
2
0.0%
3
0.0%
>90%
1,762
10.3%
8
0.0%
111
0.7%
1,641
9.6%
699-680
PAR
LTV
719-700 Total
<70%
2,164
12.7%
16,015
94.0%
70% - 80%
141
0.8%
963
5.6%
80% - 90%
8
0.0%
51
0.3%
Total
2,316
13.6%
17,047
100.0%
* Averages based upon 2006 engagement  trends
(Unpaid principal
balances, $ in MM)
$17.0B portfolio is well supported by high FICOs, low LTVs, and private mortgage insurance
$69MM of exposure greater than 80% of property value is protected by private mortgage insurance

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
First Lien Delinquent Loan Distribution – PAR
Method
FICO
1
0.3%
0
0.0%
0
0.0%
0
0.0%
1
0.3%
<620
39
11.6%
0
0.1%
1
0.2%
2
0.7%
36
10.6%
659-620
55
16.2%
0
0.1%
1
0.2%
4
1.2%
50
14.7%
679-660
138
40.8%
0
0.1%
1
0.2%
10
3.0%
127
37.5%
>=720
0
0.3%
0
0.0%
0
0.0%
>90%
55
16.2%
0
0.1%
5
1.3%
50
14.7%
699-680
PAR
LTV
719-700 Total
<70%
46
13.5%
310
91.3%
70% - 80%
4
1.2%
25
7.5%
80% - 90%
0
0.1%
3
0.9%
Total
50
14.9%
338
100.0%
* Averages based upon 2006 engagement  trends
(Unpaid principal
balances, $ in MM)
98.8% of delinquent balances are mitigated by PAR LTV of 80% or lower

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
Home Equity Loan Distribution – PAR Method
* Averages based upon 2006 engagement  trends
(Unpaid principal
balances, $ in MM )
$8.6B, or 69%, of portfolio has a CLTV of 80% or below
Of the $4.0B in loans with CLTV above 80%, $2.7B are to borrowers with
FICOs of 700 or higher
FICO
18
0.1%
0
0.0%
1
0.0%
1
0.0%
16
0.1%
<620
616
4.8%
50
0.4%
196
1.6%
126
1.0%
244
1.8%
659-620
816
6.5%
83
0.7%
267
2.1%
156
1.2%
310
2.5%
679-660
7,374
58.8%
464
3.7%
1,555
12.4%
1,221
9.7%
4,134
33.0%
>=720
906
7.2%
141
1.1%
168
1.3%
>90%
1,753
13.9%
501
4.0%
385
3.1%
726
5.7%
699-680
PAR
CLTV
719-700 Total
<70%
876
7.0%
6,306
50.1%
70% - 80%
425
3.4%
2,314
18.4%
80% - 90%
526
4.2%
3,046
24.3%
Total
1,995
15.9%
12,572
100.0%

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Home Equity Delinquent Loan Distribution – PAR
Method
* Averages based upon 2006 engagement  trends
(Unpaid principal
balances, $ in MM )
$201MM, or 58%, of delinquent balances have a PAR CLTV of over 80%
$167MM, or 48%, of delinquent balances have a FICO of 700 or greater
FICO
1
0.3%
0
0.0%
0
0.0%
0
0.0%
1
0.3%
<620
57
16.3%
6
1.7%
23
6.6%
13
3.7%
15
4.3%
659-620
53
15.3%
10
2.9%
24
6.9%
10
2.9%
9
2.6%
679-660
101
28.9%
20
5.7%
39
11.1%
18
5.2%
24
6.9%
>=720
62
17.7%
13
3.7%
13
3.7%
>90%
71
20.3%
28
8.0%
15
4.3%
15
4.3%
699-680
PAR
CLTV
719-700 Total
<70%
14
4.0%
78
22.4%
70% - 80%
14
4.0%
70
20.1%
80% - 90%
25
7.2%
139
39.8%
Total
66
18.9%
349
100.0%

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
Loan Risk Mitigation Discipline
Geographic diversification with no single MSA greater than 10%
of mortgage loan portfolio
Low leveraged borrowers with average debt-to-income ratio of
35% across mortgage portfolio
No option or negative amortization ARMs
Top Sellers/Originators of mortgage loan portfolio with 70% of
$29.6B in unpaid principal balance from:
Bank of America JPMorgan
Countrywide Morgan Stanley
E-Loan National City
E*TRADE
(3)
UBS
GMAC Wells Fargo

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Risk Mitigation Strategy
Growth sources – Portfolio growth, if any, will be driven
by prime first lien mortgage loans
Mix shift - Allow home equity and consumer loan
portfolios to decline with repayments/prepayments
Credit line management – Evaluate revolving credit
borrowers, reducing available lines based on leading
indicators
Loan modifications – Provide rate and term
modifications to qualified borrowers

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E*TRADE FINANCIAL Corporation’s written permission.
Investment Securities Composition
3,275
18.0%
65
0.4%
74
0.4%
464
2.6%
887
4.9%
1,785
9.8%
ABS
74
0.4%
-
-
Below
Inv.
Grade
2,046
11.2%
- - 16
0.1%
2,030
11.2%
Corporate, Municipal and Preferred Stock
18,181
100.0%
65
0.4%
464
2.6%
904
5.0%
16,674
91.7%
Grand Total
12,860
70.7%
Grand
Total
-
Non-
Rated
12,859
70.7%
AA or
Higher
-
BBB A
MBS
1
0.0%
($ in MM, based on book value)
$16.7B, or 92%, of the Investment Securities portfolio is rated AAA or AA
Over 99% of the Investment Securities portfolio is rated investment grade

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
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Mortgage-Backed Securities Breakdown
-
-
-
Below
Inv.
Grade
1,271
70.0%
0
0.0%
-
1
0.0%
1,270
7.0%
Private Label CMO
12,860
70.7%
0
0.0%
-
1
0.0%
12,859
70.7%
Total
11,589
63.8%
Total
-
Non-
Rated
11,589
63.8%
AA or
Higher
-
BBB A
Agency MBS/CMO
-
($ in MM, based on book value)
Nearly all of the $12.9B MBS portfolio is rated AAA
Percentages are measured as a percent of the $18.2B Investment Securities Portfolio

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
Corporate, Municipal and Preferred Stock
126
0.7%
- - -
16
0.1%
110
0.6%
Corporate Bonds ($78mm FNMA Note)
2,046
11.2%
- - - 16
0.1%
2,030
11.2%
Total
473
2.6%
512
2.8%
935
5.1%
Total
-
-
-
Non-
Rated
-
-
-
Below
Inv.
Grade
473
2.6%
512
2.8%
935
5.1%
AA or
Higher
-
-
-
BBB A
Municipal Bonds
-
Agency Preferred Stock (FNM, FRE)
-
FHLB Stock
-
($ in MM, based on book value)
Nearly all of the Municipal bond, Agency stock and Corporate bond portfolio is rated AAA or AA
Percentages are measured as a percent of the $18.2B Investment Securities Portfolio

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
Asset-Backed Securities Breakdown
48
0.3%
12
0.1%
5
0.0%
11
0.1%
14
0.1%
6
0.0%
Other
99
0.5%
-
9
0.1%
55
0.3%
33
0.2%
2
0.0%
Sub-prime Residential First Lien Mortgage
3,275
18.0%
178
1.0%
257
1.4%
450
2.5%
2,243
12.3%
Total
65
0.4%
-
24
0.1%
29
0.2%
-
Non-
Rated
74
0.4%
59
0.3%
-
1
0.0%
-
Below
Inv.
Grade
1,785
9.8%
59
0.3%
125
0.7%
224
1.2%
1,369
7.5%
AA or
Higher
18
0.1%
42
0.2%
Second Liens
464
2.6%
41
0.2%
47
0.3%
292
1.6%
BBB A
Prime Residential First Lien Mortgage
582
3.2%
ABS CDO
149
0.8%
Commercial Real Estate & Trust Pfd CDO
67
0.4%
Total
887
4.9%
($ in MM, based on book value)
$2.7B, or 82%, of ABS portfolio is rated A or higher
Non-rated and below investment grade securities are $139MM, or 0.8% of
Investment Securities portfolio
Note: Includes $79MM of securities classified as Trading Securities
Percentages are measured as a percent of the $18.2B Investment Securities Portfolio

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
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E*TRADE FINANCIAL Corporation’s written permission.
Asset-Backed Securities Portfolio
The net growth in the portfolio quarter-to-date has occurred nearly exclusively in the AA-AAA rating bucket
From June 30th through August 31st, there have been two issues upgraded
(3 bonds for $20M) and twelve issues downgraded (17 bonds for $116M) in the portfolio. All of the downgrades have been in the second lien sector and account for all of the increase in the Below Investment Grade (BIG)
category
Asset Backed Securities Portfolio
$0
$500
$1,000
$1,500
$2,000
AA-AAA A BBB BIG NR
6/30/2007 8/31/2007
Second Lien Securities Portfolio
$0
$25
$50
$75
$100
AA-AAA A BBB BIG NR
6/30/2007 8/31/2007

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Prime Residential First Lien Mortgage Securities
(Alt-A)
Weighted Average original FICO = 723; LTV = 72%
No bonds within our Alt-A portfolio have been downgraded
Recent performance and a continuation of recent performance will not result in material impairments
Percentages are measured as a percent of the $18.2B Investment Securities Portfolio
($ in MM, based on book value)

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Sub-prime Residential First Lien Mortgage
Securities
Weighted Average original FICO = 635; LTV = 82%
Since the beginning of July, Moody’s has downgraded 421 subprime tranches issued in 2006, while S&P has downgraded 498.  Both rating agencies continue to have additional tranches on downgrade watch
There have not been any downgrades in our current subprime portfolio year-to-date. Recent performance and a continuation of recent performance will not result in any significant impairments
Percentages are measured as a percent of the $18.2B Investment Securities
Portfolio
($ in MM, based on book value)

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
ABS, Commercial Real Estate and Trust Preferred
CDOs
Bonds rated AA or higher are adequately supported by excess
collateralization.  No impairments in these bonds are expected
The most immediate risk of impairment for certain lower rated (<AA) CDO bonds will be diversion of cash flow as required under pre-determined performance criteria.  The effect of this criteria is to redirect cash flow from lower rated bonds to higher rated bonds. Continued deterioration could lead to future impairments
257
1.4%
450
2.5%
Grand
Total
24
0.1%
29
0.2%
Non-
Rated
-
1
0.0%
Below
Inv.
Grade
125
0.7%
224
1.2%
AA or
Higher
41
0.2%
47
0.3%
BBB A
ABS CDO
149
0.8%
Commercial Real Estate & Trust Pfd CDO
67
0.4%
(Unpaid principal balances, $ in MM )
Percentages are measured as a percent of the $18.2B Investment Securities Portfolio

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Second Lien Mortgage Securities
Weighted Average FICO = 682; CLTV = 97%
On August 16th, Moody’s downgraded 691 tranches of 2006 second liens deals,  representing 84% of all such deals Moody’s rated.
Approximately 61% of the universe of 2006 Second Lien Baa2 bonds are now at defaulted ratings (Ca/C)
Cumulative losses to date of 6% to 8% have nearly exceeded initial lifetime expectations of 10%.  Recent performance and a
continuation of recent performance will result in substantial impairments
Percentages are measured as a percent of the $18.2B Investment Securities Portfolio
($ in MM, based on book value)

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Balance Sheet Funding Sources
Retail Deposits and Customer Payables
$34B – 84% from customers who also hold an investing account
Average Quarterly Growth in Total Customer Cash and Deposits = $1.6B
(4)
Wholesale Borrowings
Thrift charter provides access to FHLB
Approximately $13B of excess borrowing capacity
$12B in repurchase agreements
Primarily AAA FNMA and GNMA backed transactions
Diversified maturities with a strong group of over 20 counterparties
Not dependent on warehouse lines
Access to the Federal Reserve Discount Window
No material changes to date with respect to wholesale funding availability, pricing or margin, including repurchase agreements
Corporate Liquidity
$250MM undrawn committed senior secured revolving credit facility
$432MM in Free Cash
(1)
as of June 30, 2007

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE FINANCIAL Corporation’s written permission.
Endnotes and Glossary of Terms
Endnotes:
(1) Free cash represents cash held at the Company and its non-Bank and non-Brokerage subsidiaries, less discretionary reserves, plus excess capital at Bank and Brokerage after application of regulatory capital requirements and the Company’s own regulatory capital guidelines.
(2) Cure rates represent the rate of currently delinquent balances that return to performing status and/or fully pay off.
(3) Includes direct and wholesale originated loans.
(4) Average organic quarterly total cash and deposit growth since 12/31/2005.
Terms:
ARM – Adjustable Rate Mortgage
CDO – Collateralized Debt Obligation
CLTV – Combined Loan-to-Value
DTI – Debt-to-Income
FHLB – Federal Home Loan Bank
HELOC – Home Equity Line of Credit
HEIL – Home Equity Installment Loan
LTV – Loan-to-Value
PMI – Private Mortgage Insurance
MSA – Metropolitan Statistical Area
NINA – No Income No Asset
SISA – Stated Income Stated Assets
SIVA – Stated Income Verified Assets

© 2007 E*TRADE FINANCIAL Corp. All rights reserved. This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation’s written permission. ®